Note 13 - Inventories (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Statement Line Items [Line Items]
Inventory loss due to refinery bankruptcy	$ 7,520		[1]
Inventory write-down	$ 3,000	$ 700

[1]	In November 2018, Republic Metals Refining Corp. ("Republic"), one of the three refineries used by the Company announced it filed for bankruptcy. At the time of the announcement, the Company had approximately 758,000 silver equivalent ounces of inventory that were in Republic's possession for refining. The Company has been pursuing legal and insurance channels to recover this inventory, but there is no assurance that these inventory is recoverable. As a result, the Company has written off the cost of these inventories to cost of sales.